UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2009

Semiannual Report to Shareholders

DWS Emerging Markets Fixed Income Fund

Contents

4 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Management Review

17 Portfolio Summary

19 Investment Portfolio

25 Financial Statements

29 Financial Highlights

34 Notes to Financial Statements

44 Summary of Management Fee Evaluation by Independent Fee Consultant

49 Summary of Administrative Fee Evaluation by Independent Fee Consultant

50 Account Management Resources

51 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. Investing in securities of emerging markets presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Foreign security markets, especially emerging markets, generally exhibit greater price volatility and are less liquid than the US market. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. All of these factors may result in greater share price volatility. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 are 1.26%, 2.13%, 2.05% and 0.88% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class A, B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the period prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Emerging Markets Fixed Income Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/09
DWS Emerging Markets Fixed Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	20.45%	-17.14%	-1.81%	5.39%	9.50%
Class B	20.04%	-17.73%	-2.57%	4.58%	8.65%
Class C	19.93%	-17.76%	-2.56%	4.58%	8.65%
JPMorgan Emerging Markets Bond Global Diversified Index+	21.27%	-5.07%	3.41%	7.01%	9.91%
JPMorgan Emerging Markets Bond Index Plus++	19.03%	-4.31%	4.02%	8.05%	10.49%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 4/30/09
DWS Emerging Markets Fixed Income Fund	6-Month‡	1-Year	Life of Class*
Institutional Class	20.53%	-16.84%	-14.88%
JPMorgan Emerging Markets Bond Global Diversified Index+	21.27%	-5.07%	-3.63%
JPMorgan Emerging Markets Bond Index Plus++	19.03%	-4.31%	-2.65%

Source: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class commenced operations on March 3, 2008. Index returns began on February 29, 2008.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/09	$ 8.86	$ 8.90	$ 8.88	$ 8.86
10/31/08	$ 7.96	$ 7.99	$ 7.98	$ 7.97
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .46	$ .43	$ .43	$ .48
Capital Gain Distributions	$ .18	$ .18	$ .18	$ .18
Latest Quarterly Income Dividend	$ .1748	$ .1590	$ .1588	$ .1829
SEC 30-day Yield as of 4/30/09+++	6.31%	5.86%	5.87%	7.34%
Current Annualized Distribution Rate as of 4/30/09+++	7.89%	7.15%	7.15%	8.26%
+++ The SEC yield is net investment income per share earned over the month ended April 30, 3009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 5.76% and 5.79% for Class B and C shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on April 30, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 7.05% and 7.07% for Class B and C shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Emerging Markets Debt Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	77	of	93	82
3-Year	49	of	58	84
5-Year	32	of	43	73

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Emerging Markets Fixed Income Fund — Class A [] JPMorgan Emerging Markets Bond Global Diversified Index+ [] JPMorgan Emerging Markets Bond Index Plus++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/09
DWS Emerging Markets Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,914	$9,041	$12,418	$23,672
	Average annual total return	-20.86%	-3.31%	4.43%	9.00%
Class B	Growth of $10,000	$8,003	$9,096	$12,417	$22,919
	Average annual total return	-19.97%	-3.11%	4.42%	8.65%
Class C	Growth of $10,000	$8,224	$9,251	$12,509	$22,920
	Average annual total return	-17.76%	-2.56%	4.58%	8.65%
JPMorgan Emerging Markets Bond Global Diversified Index+	Growth of $10,000	$9,493	$11,058	$14,031	$25,718
	Average annual total return	-5.07%	3.41%	7.01%	9.91%
JPMorgan Emerging Markets Bond Index Plus++	Growth of $10,000	$9,569	$11,256	$14,729	$27,124
	Average annual total return	-4.31%	4.02%	8.05%	10.49%

The growth of $10,000 is cumulative.

+ The JPMorgan Emerging Markets Bond Global Diversified is an unmanaged Index that tracks total returns for US-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country. On March 1, 2009, the JPMorgan Emerging Markets Bond Global Diversified Index replaced the JPMorgan Emerging Markets Bond Index Plus (EMBI+) as the Fund's benchmark index because the Advisor believes that it better reflects the Fund's investment strategy.
++ The JPMorgan EMBI+ is an unmanaged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US-dollar and other external currency denominated Brady bonds, loans, Eurobonds and local market instruments.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Emerging Markets Fixed Income Fund — Institutional Class [] JPMorgan Emerging Markets Bond Global Diversified Index+ [] JPMorgan Emerging Markets Bond Index Plus++

Comparative Results as of 4/30/09
DWS Emerging Markets Fixed Income Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$831,600	$829,800
	Average annual total return	-16.84%	-14.88%
JPMorgan Emerging Markets Bond Global Diversified Index+	Growth of $1,000,000	$949,300	$957,800
	Average annual total return	-5.07%	-3.63%
JPMorgan Emerging Markets Bond Index Plus++	Growth of $1,000,000	$956,900	$969,200
	Average annual total return	-4.31%	-2.65%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

* Institutional Class commenced operations on March 3, 2008. Index returns began on February 29, 2008.
+ The JPMorgan Emerging Markets Bond Global Diversified is an unmanaged Index that tracks total returns for US-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country. On March 1, 2009, the JPMorgan Emerging Markets Bond Global Diversified Index replaced the JPMorgan Emerging Markets Bond Index Plus (EMBI+) as the Fund's benchmark index because the Advisor believes that it better reflects the Fund's investment strategy.
++ The JPMorgan EMBI+ is an unmanaged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US-dollar and other external currency denominated Brady bonds, loans, Eurobonds and local market instruments.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 is 1.04% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/09
DWS Emerging Markets Fixed Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	20.59%	-16.96%	-1.60%	5.65%	9.78%
JPMorgan Emerging Markets Bond Global Diversified Index+	21.27%	-5.07%	3.41%	7.01%	9.91%
JPMorgan Emerging Markets Bond Index Plus++	19.03%	-4.31%	4.02%	8.05%	10.49%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/09	$ 8.86
10/31/08	$ 7.96
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .47
Capital Gain Distributions	$ .18
Latest Quarterly Income Dividend	$ .1800
SEC 30-day Yield as of 4/30/09+++	6.86%
Current Annualized Distribution Rate as of 4/30/09+++	8.13%
+++ The SEC yield is net investment income per share earned over the month ended April 30, 2009 shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on April 30, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Emerging Markets Debt Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	76	of	93	81
3-Year	48	of	58	82
5-Year	30	of	43	69
10-Year	23	of	34	66

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Emerging Markets Fixed Income Fund — Class S [] JPMorgan Emerging Markets Bond Global Diversified Index+ [] JPMorgan Emerging Markets Bond Index Plus++

Yearly periods ended April 30
Comparative Results as of 4/30/09
DWS Emerging Markets Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$8,304	$9,529	$13,161	$25,416
	Average annual total return	-16.96%	-1.60%	5.65%	9.78%
JPMorgan Emerging Markets Bond Global Diversified Index+	Growth of $10,000	$9,493	$11,058	$14,031	$25,718
	Average annual total return	-5.07%	3.41%	7.01%	9.91%
JPMorgan Emerging Markets Bond Index Plus++	Growth of $10,000	$9,569	$11,256	$14,729	$27,124
	Average annual total return	-4.31%	4.02%	8.05%	10.49%

The growth of $10,000 is cumulative.

+ The JPMorgan Emerging Markets Bond Global Diversified is an unmanaged Index that tracks total returns for US-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country. On March 1, 2009, the JPMorgan Emerging Markets Bond Global Diversified Index replaced the JPMorgan Emerging Markets Bond Index Plus (EMBI+) as the Fund's benchmark index because the Advisor believes that it better reflects the Fund's investment strategy.
++ The JPMorgan EMBI+ is an unmanaged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US-dollar and other external currency denominated Brady bonds, loans, Eurobonds and local market instruments.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2008 to April 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,204.50	$ 1,200.40	$ 1,199.30	$ 1,205.90	$ 1,205.30
Expenses Paid per $1,000*	$ 7.11	$ 11.18	$ 11.18	$ 5.74	$ 5.03
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,018.35	$ 1,014.63	$ 1,014.63	$ 1,019.59	$ 1,020.23
Expenses Paid per $1,000*	$ 6.51	$ 10.24	$ 10.24	$ 5.26	$ 4.61
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Emerging Markets Fixed Income Fund	1.30%	2.05%	2.05%	1.05%	.92%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment and DWS Emerging Markets Fixed Income Fund's strategy during the six-month period ended April 30, 2009. The current team took over the fund's management duties on December 1, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did emerging-markets bonds perform during the past six months?

A: After beginning the semiannual period on an unstable footing, the asset class rebounded strongly to finish with a return of 21.27% based on the performance of the fund's benchmark, the JPMorgan Emerging Markets Bond Global Diversified Index.1 The majority of the rally occurred following the mid-March low in the global equity markets, after which higher-risk asset classes experienced an across-the-board recovery. Emerging-markets debt also benefited from the "quantitative easing" policy of the US Federal Reserve Board (the Fed), which entails increasing the money supply to boost the performance of the economy. This policy contributed to a firming of commodity prices, which improved the outlook for commodity-exporting nations in the emerging markets. Additionally, the economic data that was released throughout the period showed that the global recession was having a much greater impact on the developed world economies than it was in the emerging markets — a factor that helped allay fears of a worst-case depression scenario for this asset class.

Emerging-markets bonds were also helped by the announcement made by the G20 nations at their London meeting in late March that together they would pledge over $500 billion to the International Monetary Fund (IMF). This helped alleviate the challenges emerging-markets governments and corporations are facing in meeting external borrowing needs and rolling over external maturities, thereby decreasing near-term default risk.

The improvement in the emerging markets' performance is demonstrated by the changes in the yield spread of the asset class relative to Treasuries.2 While the peak yield spread was 901 basis points (or 9.01 percentage points: one basis point equals .01%), registered in mid-October, the spread had contracted to 562 by the end of April. This helps illustrate the improved market tone and the increase in global risk appetite.

Q: How did the fund perform during this time?

A: For the six-month period ended April 30, 2009, the total return of the fund's Class A shares was 20.45%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and for more complete performance information.)

The fund underperformed its benchmark and outperformed the 16.98% average return of the funds in its Lipper peer group, Emerging Markets Debt Funds.3

Q: What changes have you made since taking over the fund?

A: After taking over the fund on December 1, 2008, we began to transition the portfolio by eliminating its outsized over- and underweights in order to manage risk.4 We also reduced its positions in emerging-markets corporate bonds and bonds denominated in local currencies.5 Under the previous management, the fund held sizeable positions in both areas, but we opportunistically reduced the fund's weightings in these sectors as liquidity permitted. In corporates, we generally retained positions in bonds issued by higher-quality companies with firm government support, such as Gazprom in Russia and Petroleos Mexicanos ("Pemex") in Mexico, but sold off many of the fund's higher-risk positions. Local currency debt, meanwhile, underperformed dollar-denominated debt due to the negative impact slower global growth has had on the trade balances of emerging-markets nations. Expecting that this will remain an issue for emerging currencies in the months ahead, we opted to reduce the fund's weighting in this area.

We used the proceeds of these sales to purchase liquid, higher-quality sovereign issues. Our decision to trim the portfolio's risk reflects that fact that with spreads still at high levels on a historical basis, good yield opportunities are available in the dollar-denominated debt of the lower-risk sovereign issuers. While investors had to take on more risk in order to get attractive yields in recent years, we believe that is no longer the case.

Q: What specific positions helped and hurt performance during the past six months?

A: The fund's performance was helped by our decision to reduce exposure to emerging-markets currencies, which in the aggregate continued to lose ground versus the US dollar during the period. In terms of country exposures, the fund was helped by its overweight positions in three countries that outperformed: Serbia and Ukraine. Underweights in the underperforming bonds of Mexico and Brazil were an additional positive for performance.

On a country basis, the leading detractors were an underweight position in Venezuela and a slight overweight in Argentina. The fund's performance also took a hit when its position in bonds issued by Independencia, a Brazilian beef processor, fell sharply after the company filed for bankruptcy protection. Brazil's beef exports have fallen 33% in the past five months, and the company was no longer able to withstand the resulting hit to its earnings. The bonds remain in the fund as we await the "work out" process to see how much of the bonds' value we will be able to recover.

Q: What is your overall view on emerging-markets debt?

A: While we are encouraged that emerging-markets debt staged a modest recovery amid an environment of improved liquidity, we are not yet ready to "call the bottom," given that the world remains in a recession. We are therefore maintaining a focus on issuers whose favorable economic policies, sound fiscal management and substantial financial resources have provided them with the flexibility to navigate the downturn by taking actions to stimulate their economies. In our view, these traits should help provide a "buffer" from the continued turbulence in the global economy.

We will continue to carefully manage the fund's country exposure, a necessary element of risk management in this potentially difficult environment. We also continue to focus on the more liquid bonds issued by countries that are less likely to need external financing. In addition, we are keeping a close eye on the political situation in each of the countries in which the fund is invested to ensure that government policies remain sound. We believe this approach is appropriate given that the investment backdrop is likely to remain challenging for quite some time.

1 JPMorgan Emerging Markets Bond Global Diversified Index tracks total returns for US dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country. On March 1, 2009, the JPMorgan Emerging Markets Bond Global Diversified Index replaced the JPMorgan Emerging Markets Bond Index Plus (EMBI+) as the fund's benchmark index because the Advisor believes that it more accurately reflects the fund's investment strategy. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The yield spread is the difference in yield between emerging-markets bonds and Treasuries, the latter of which is seen to be free of credit risk. Narrow spreads are a sign of positive performance, wider spreads indicate negative performance.
3 Lipper's Emerging Markets Debt Funds category includes those funds that seek either current income or total return by investing primarily in emerging-marketS debt securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. It is not possible to invest directly into a Lipper category. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.
4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
5 The fund can invest in both dollar-denominated "external" debt issued on the global markets and local currency debt issued within the home markets. Local currency debt is affected both by movements in the price of a country's bonds and the price movements of its currency.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	4/30/09	10/31/08

Sovereign Bonds	75%	67%
Financials	6%	18%
Loan Participations and Assignments	5%	5%
Cash Equivalents	5%	1%
Materials	4%	—
Utilities	3%	3%
US Treasury Obligations	1%	1%
Energy	1%	1%
Industrials	—	2%
Consumer Staples	—	1%
Consumer Discretionary	—	1%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	4/30/09	10/31/08

Russia	12%	5%
Brazil	10%	19%
Indonesia	8%	9%
Mexico	7%	9%
Panama	6%	1%
Peru	6%	6%
Turkey	6%	7%
Chile	5%	—
Philippines	5%	4%
Venezuela	5%	7%
Colombia	4%	2%
Lebanon	4%	—
Argentina	2%	4%
Bulgaria	2%	—
Netherlands	2%	3%
Poland	2%	—
South Africa	2%	—
Ukraine	2%	2%
United States	2%	1%
Uruguay	2%	3%
Dominican Republic	—	4%
Egypt	—	2%
Gabon	—	2%
Georgia	—	2%
Other	6%	8%
	100%	100%

Asset allocation and geographical diversification are subject to change.

Currency Exposure* (as a % of Investment Portfolio excluding Cash Equivalents)	4/30/09	10/31/08

United States Dollar	100%	89%
Chinese Yuan Renminbi	—	3%
Mexican Peso	—	2%
Brazilian Real	—	1%
Peruvian Nouveau Sol	—	1%
Turkish Lira	—	1%
Indonesian Rupiah	—	1%
Egyptian Pound	—	1%
Ukraine Hryvna	—	1%
	100%	100%
Effective Maturity (Excludes Cash Equivalents)	4/30/09	10/31/08

Under 3 years	9%	8%
3-4.99 years	4%	15%
5-9.99 years	50%	38%
10 years or greater	37%	39%
	100%	100%
* Currency exposure after taking into account the effects of forward contracts.

Currency exposure and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2009 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Bonds 89.5%
Argentina 1.5%
Republic of Argentina:
Zero Coupon, 7/22/2003* EUR	750,000	59,540
GDP Linked Note, 12/15/2035	11,380,000	235,423
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	300,000	56,100
Series MAY, 7.0%, 3/18/2004* EUR	130,000	17,630
8.0%, 10/30/2009* EUR	511,292	69,354
8.28%, 12/31/2033 (PIK)	618,821	178,530
Series BGLO, 8.375%, 12/20/2003*	4,200,000	462,000
REG S, 9.0%, 5/24/2005* EUR	520,000	70,521
9.0%, 5/26/2009* EUR	2,550,000	345,825
Series E, 9.25%, 7/20/2004* EUR	3,000,000	406,853
9.75%, 11/26/2003* EUR	850,000	78,725
10.0%, 12/7/2004* EUR	2,000,000	271,235
Series XW, 11.0%, 12/4/2005*	700,000	77,000
Series BGL4, 11.0%, 10/9/2006*	500,000	55,000
Series 2018, 12.25%, 6/19/2018*	2,292,300	252,153
(Cost $8,223,801)		2,635,889
Brazil 9.6%
Banco Nacional de Desenvolvimento Economico e Social, REG S, 6.369%, 6/16/2018	5,500,000	5,383,125
Federative Republic of Brazil:
5.875%, 1/15/2019	3,000,000	2,967,000
7.125%, 1/20/2037	8,000,000	8,280,000
Independencia International Ltd.:
REG S, 9.875%, 5/15/2015*	1,610,000	209,300
REG S, 9.875%, 1/31/2017*	1,200,000	156,000
(Cost $20,176,463)		16,995,425
Bulgaria 2.1%
Republic of Bulgaria, REG S, 8.25%, 1/15/2015 (Cost $3,580,326)	3,500,000	3,668,385
Chile 4.2%
Corporacion Nacional del Cobre — Codelco, REG S, 7.5%, 1/15/2019 (Cost $8,046,641)	7,000,000	7,458,311
China 0.3%
Parkson Retail Group Ltd., 7.125%, 5/30/2012 (Cost $670,000)	670,000	587,992
Colombia 3.9%
Republic of Colombia:
7.375%, 3/18/2019	3,500,000	3,678,850
7.375%, 9/18/2037	3,150,000	3,157,875
(Cost $6,986,856)		6,836,725
El Salvador 1.2%
Republic of El Salvador:
REG S, 7.65%, 6/15/2035	1,770,000	1,408,477
REG S, 8.25%, 4/10/2032	850,000	726,750
(Cost $2,872,699)		2,135,227
Ghana 1.2%
Republic of Ghana, REG S, 8.5%, 10/4/2017 (Cost $3,367,586)	3,320,000	2,205,715
Indonesia 7.6%
Majapahit Holding BV:
REG S, 7.25%, 6/28/2017	1,600,000	1,263,997
REG S, 7.75%, 10/17/2016	4,300,000	3,598,468
Republic of Indonesia:
REG S, 6.875%, 3/9/2017	690,000	623,756
REG S, 6.875%, 1/17/2018	700,000	630,000
REG S, 7.75%, 1/17/2038	900,000	801,000
REG S, 8.5%, 10/12/2035	2,940,000	2,690,100
REG S, 11.625%, 3/4/2019	3,287,000	3,874,505
(Cost $15,270,227)		13,481,826
Iraq 1.1%
Republic of Iraq, REG S, 5.8%, 1/15/2028 (Cost $2,381,016)	3,780,000	2,041,200
Lebanon 3.8%
Republic of Lebanon:
8.5%, 8/6/2015	4,875,000	4,942,031
9.0%, 5/2/2014	1,800,000	1,878,840
(Cost $6,858,571)		6,820,871
Mexico 6.3%
Pemex Project Funding Master Trust, 6.625%, 6/15/2038	2,710,000	2,154,450
United Mexican States, 5.625%, 1/15/2017	9,000,000	8,986,500
(Cost $11,321,770)		11,140,950
Netherlands 2.1%
KazMunaiGaz Finance Sub BV:
Series 1, REG S, 8.375%, 7/2/2013	2,160,000	1,976,400
Series 2, REG S, 9.125%, 7/2/2018	2,000,000	1,750,000
(Cost $3,461,866)		3,726,400
Panama 5.3%
Republic of Panama:
7.125%, 1/29/2026	3,000,000	3,000,000
7.25%, 3/15/2015	4,500,000	4,826,250
8.875%, 9/30/2027	1,400,000	1,599,500
(Cost $9,340,239)		9,425,750
Peru 5.7%
Republic of Peru:
7.125%, 3/30/2019	4,700,000	5,076,000
7.35%, 7/21/2025	2,000,000	2,155,000
8.375%, 5/3/2016	2,500,000	2,900,000
(Cost $9,559,181)		10,131,000
Philippines 4.3%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027	3,350,000	3,224,375
Republic of Philippines:
8.0%, 1/15/2016	280,000	305,900
9.375%, 1/18/2017	1,100,000	1,287,000
9.5%, 2/2/2030	2,320,000	2,766,600
(Cost $8,248,591)		7,583,875
Poland 2.3%
Republic of Poland, 5.25%, 1/15/2014 (Cost $4,018,922)	4,000,000	4,002,148
Russia 6.8%
Red Arrow International Leasing PLC, "A", 8.375%, 6/30/2012 RUB	48,858,244	1,202,693
Russian Federation:
REG S, 7.5%, 3/31/2030	4,800,000	4,672,704
REG S, 12.75%, 6/24/2028	3,000,000	4,184,250
144A, 12.75%, 6/24/2028	1,500,000	2,100,000
(Cost $11,903,920)		12,159,647
Serbia 1.3%
Republic of Serbia, REG S, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024 (Cost $2,908,480)	3,049,000	2,286,750
South Africa 2.1%
Republic of South Africa, 6.5%, 6/2/2014 (Cost $3,449,361)	3,500,000	3,648,750
Tunisia 0.9%
Banque Centrale de Tunisie, 7.375%, 4/25/2012 (Cost $1,541,250)	1,500,000	1,552,500
Turkey 6.0%
Republic of Turkey:
6.875%, 3/17/2036	5,200,000	4,472,000
7.0%, 6/5/2020	2,000,000	1,900,000
CPI Linked, 10.0%, 2/15/2012 TRY	5,273,962	3,320,429
16.0%, 3/7/2012 TRY	1,440,000	954,301
(Cost $12,103,788)		10,646,730
Ukraine 1.6%
Government of Ukraine, REG S, 6.75%, 11/14/2017 (Cost $4,334,234)	4,810,000	2,837,900
United States 1.4%
US Treasury Bond, 4.75%, 2/15/2037	1,300,000	1,444,015
US Treasury Note, 3.5%, 2/15/2018	1,000,000	1,037,109
(Cost $2,311,092)		2,481,124
Uruguay 2.0%
Republic of Uruguay:
7.625%, 3/21/2036	2,000,000	1,710,000
8.0%, 11/18/2022	2,000,000	1,910,000
(Cost $3,560,576)		3,620,000
Venezuela 4.4%
Petroleos de Venezuela SA, 5.25%, 4/12/2017	8,100,000	3,673,350
Republic of Venezuela, REG S, 9.0%, 5/7/2023	7,000,000	4,095,000
(Cost $10,325,392)		7,768,350
Vietnam 0.5%
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016 (Cost $865,285)	1,000,000	940,000
Total Bonds (Cost $177,688,133)		158,819,440

Loan Participations and Assignments 5.1%
Sovereign Loans
Russia 4.4%
AK Transneft, REG S, 8.7%, 8/7/2018	2,000,000	1,750,000
Gazprom, REG S, 7.288%, 8/16/2037	1,000,000	681,250
Gazprombank, 7.25%, 2/22/2010 RUB	12,800,000	357,611
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018	6,230,000	5,015,150
(Cost $9,050,809)		7,804,011
Ukraine 0.7%
Export-Import Bank of Ukraine, 7.65%, 9/7/2011 (Cost $2,001,300)	2,000,000	1,230,000
Total Loan Participations and Assignments (Cost $11,052,109)		9,034,011
	Shares	Value ($)

Cash Equivalents 4.5%
Cash Management QP Trust, 0.46% (b) (Cost $8,043,546)	8,043,546	8,043,546
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $196,783,788)+	99.1	175,896,997
Other Assets and Liabilities, Net	0.9	1,643,072
Net Assets	100.0	177,540,069
* Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Independencia International Ltd.:	9.875%	5/15/2015	1,610,000	USD	1,608,283	209,300
	9.875%	1/31/2017	1,200,000	USD	1,237,250	156,000
Republic of Argentina:	Zero Coupon	7/22/2003	750,000	EUR	287,140	59,540
	7.0%	3/18/2004	130,000	EUR	48,882	17,630
	8.0%	10/30/2009	511,292	EUR	194,841	69,354
	8.375%	12/20/2003	4,200,000	USD	1,215,156	462,000
	9.0%	5/24/2005	520,000	EUR	195,329	70,521
	9.0%	5/26/2009	2,550,000	EUR	951,528	345,825
	9.25%	7/20/2004	3,000,000	EUR	1,131,461	406,853
	9.75%	11/26/2003	850,000	EUR	322,360	78,725
	10.0%	12/7/2004	2,000,000	EUR	757,289	271,235
	11.0%	12/4/2005	700,000	USD	174,678	77,000
	11.0%	10/9/2006	500,000	USD	156,300	55,000
	12.25%	6/19/2018	2,292,300	USD	748,436	252,153
					9,028,933	2,531,136
+ The cost for federal income tax purposes was $196,797,803. At April 30, 2009, net unrealized depreciation for all securities based on tax cost was $20,900,806. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,527,483 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,428,289.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CPI: Consumer Price Index

GDP: Gross Domestic Product

PIK: Denotes that all or a portion of the income is paid in kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

As of April 30, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	900,000	USD	1,159,830	5/15/2009	(30,897)
TRY	7,000,000	USD	4,056,090	5/15/2009	(301,005)
RUB	49,500,000	USD	1,371,921	7/10/2009	(91,504)
Total unrealized depreciation					(423,406)
Currency Abbreviations
EUR Euro RUB Russian Ruble TRY Turkish Lira USD United States Dollar

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ —	$ —
Level 2	158,771,691	(423,406)
Level 3	17,125,306	—
Total	$ 175,896,997	$ (423,406)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at April 30, 2009:

Investments in Securities
Balance as of October 31, 2008	$ 26,846,019
Total realized gain (loss)	$ (5,972,116)
Change in unrealized appreciation (depreciation)	6,597,712
Amortization premium/discount	14,889
Net purchases (sales)	(10,361,198)
Net transfers in (out) of Level 3	—
Balance as of April 30, 2009	$ 17,125,306
Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2009	$ 939,676

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $188,740,242)	$ 167,853,451
Investment in Cash Management QP Trust (cost $8,043,546)	8,043,546
Total investments, at value (cost $196,783,788)	175,896,997
Foreign currency, at value (cost $188,860)	167,792
Receivable for Fund shares sold	927,513
Interest receivable	3,620,128
Foreign taxes recoverable	6,050
Other assets	45,844
Total assets	180,664,324
Liabilities
Cash overdraft	135,095
Payable for investments purchased	1,893,150
Payable for Fund shares redeemed	339,740
Unrealized depreciation on forward foreign currency exchange contracts	423,406
Accrued management fee	100,343
Other accrued expenses and payables	232,521
Total liabilities	3,124,255
Net assets, at value	$ 177,540,069
Net Assets Consist of
Undistributed net investment income	2,405,388
Net unrealized appreciation (depreciation) on: Investments	(20,886,791)
Foreign currency	(441,159)
Accumulated net realized gain (loss)	(68,740,599)
Paid-in capital	265,203,230
Net assets, at value	$ 177,540,069

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($18,496,282 ÷ 2,087,296 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 8.86
Maximum offering price per share (100 ÷ 95.50 of $8.86)	$ 9.28

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,329,020 ÷ 149,345 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 8.90

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,802,663 ÷ 653,267 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 8.88
Class S Net Asset Value, offering and redemption price(a) per share ($115,942,449 ÷ 13,081,531 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 8.86
Institutional Class Net Asset Value, offering and redemption price(a) per share ($35,969,655 ÷ 4,058,190 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 8.86
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2009 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $41,105)	$ 8,217,901
Interest — Cash Management QP Trust	84,490
Total Income	8,302,391
Expenses: Management fee	518,227
Administration fee	85,990
Services to shareholders	172,661
Distribution and service fees	57,681
Custodian fee	14,158
Professional fees	70,355
Reports to shareholders	30,960
Registration fees	32,862
Directors' fees and expenses	3,899
Other	25,344
Total expenses before expense reductions	1,012,137
Expense reductions	(74,347)
Total expenses after expense reductions	937,790
Net investment income	7,364,601
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (including foreign taxes of $14,169)	(43,244,806)
Foreign currency	1,193,226
(42,051,580)
Change in net unrealized appreciation (depreciation) on: Investments	70,085,127
Foreign currency	(3,375,070)
66,710,057
Net gain (loss)	24,658,477
Net increase (decrease) in net assets resulting from operations	$ 32,023,078

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Operations: Net investment income	$ 7,364,601	$ 17,677,756
Net realized gain (loss)	(42,051,580)	(9,101,058)
Change in net unrealized appreciation (depreciation)	66,710,057	(96,731,762)
Net increase (decrease) in net assets resulting from operations	32,023,078	(88,155,064)
Distributions to shareholders from: Net investment income: Class A	(1,006,439)	(2,253,859)
Class B	(69,836)	(105,786)
Class C	(307,858)	(559,142)
Class S	(6,271,775)	(10,382,501)
Institutional Class	(1,999,906)	(1,614,792)
Net realized gains: Class A	(397,211)	—
Class B	(29,413)	—
Class C	(131,498)	—
Class S	(2,392,623)	—
Institutional Class	(772,111)	—
Total distributions	(13,378,670)	(14,916,080)
Fund share transactions: Proceeds from shares sold	9,994,596	117,740,626
Reinvestment of distributions	11,875,315	12,783,735
Cost of shares redeemed	(37,180,822)	(111,469,028)
Redemption fees	1,479	6,973
Net increase (decrease) in net assets from Fund share transactions	(15,309,432)	19,062,306
Increase (decrease) in net assets	3,334,976	(84,008,838)
Net assets at beginning of period	174,205,093	258,213,931
Net assets at end of period (including undistributed net investment income of $2,405,388 and $4,696,601, respectively)	$ 177,540,069	$ 174,205,093

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 7.96	$ 12.49	$ 12.12	$ 11.31	$ 10.33	$ 9.53
Income (loss) from investment operations: Net investment income[b]	.34	.77	.79	.68	.66	.51
Net realized and unrealized gain (loss)	1.20	(4.64)	.37	.82	.81	.79
Total from investment operations	1.54	(3.87)	1.16	1.50	1.47	1.30
Less distributions from: Net investment income	(.46)	(.66)	(.79)	(.69)	(.49)	(.50)
Net realized gains	(.18)	—	—	—	—	—
Total distributions	(.64)	(.66)	(.79)	(.69)	(.49)	(.50)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.86	$ 7.96	$ 12.49	$ 12.12	$ 11.31	$ 10.33
Total Return (%)[c]	20.45d**	(32.54)[d]	9.92	13.58[d]	14.44[d]	14.01[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	19	43	18	12	7
Ratio of expenses before expense reductions (%)	1.45*	1.34	1.34	1.68	1.69	1.82
Ratio of expenses after expense reductions (%)	1.30*	1.34	1.34	1.56	1.54	1.54
Ratio of net investment income (%)	8.36*	6.59	6.40	5.83	6.03	5.19
Portfolio turnover rate (%)	58**	99	173	224	283	236
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 7.99	$ 12.53	$ 12.17	$ 11.35	$ 10.36	$ 9.55
Income (loss) from investment operations: Net investment income[b]	.31	.68	.68	.59	.58	.44
Net realized and unrealized gain (loss)	1.21	(4.66)	.37	.83	.82	.79
Total from investment operations	1.52	(3.98)	1.05	1.42	1.40	1.23
Less distributions from: Net investment income	(.43)	(.56)	(.69)	(.60)	(.41)	(.42)
Net realized gains	(.18)	—	—	—	—	—
Total distributions	(.61)	(.56)	(.69)	(.60)	(.41)	(.42)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.90	$ 7.99	$ 12.53	$ 12.17	$ 11.35	$ 10.36
Total Return (%)[c,d]	20.04**	(33.07)	8.94	12.79	13.54	13.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	2	2	3	2
Ratio of expenses before expense reductions (%)	2.37*	2.21	2.28	2.58	2.62	2.73
Ratio of expenses after expense reductions (%)	2.05*	2.12	2.19	2.33	2.28	2.31
Ratio of net investment income (%)	7.61*	5.80	5.54	5.06	5.28	4.42
Portfolio turnover rate (%)	58**	99	173	224	283	236
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 7.98	$ 12.51	$ 12.14	$ 11.33	$ 10.35	$ 9.55
Income (loss) from investment operations: Net investment income[b]	.31	.68	.69	.59	.58	.44
Net realized and unrealized gain (loss)	1.20	(4.65)	.37	.82	.81	.78
Total from investment operations	1.51	(3.97)	1.06	1.41	1.39	1.22
Less distributions from: Net investment income	(.43)	(.56)	(.69)	(.60)	(.41)	(.42)
Net realized gains	(.18)	—	—	—	—	—
Total distributions	(.61)	(.56)	(.69)	(.60)	(.41)	(.42)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.88	$ 7.98	$ 12.51	$ 12.14	$ 11.33	$ 10.35
Total Return (%)[c]	19.93d**	(33.07)[d]	9.06	12.80[d]	13.57[d]	13.16[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	13	6	4	7
Ratio of expenses before expense reductions (%)	2.27*	2.13	2.13	2.45	2.43	2.46
Ratio of expenses after expense reductions (%)	2.05*	2.11	2.13	2.32	2.29	2.31
Ratio of net investment income (%)	7.61*	5.81	5.60	5.07	5.28	4.42
Portfolio turnover rate (%)	58**	99	173	224	283	236
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 7.96	$ 12.49	$ 12.13	$ 11.31	$ 10.33	$ 9.53
Income (loss) from investment operations: Net investment income[b]	.35	.80	.81	.71	.69	.54
Net realized and unrealized gain (loss)	1.20	(4.65)	.37	.83	.81	.78
Total from investment operations	1.55	(3.85)	1.18	1.54	1.50	1.32
Less distributions from: Net investment income	(.47)	(.68)	(.82)	(.72)	(.52)	(.52)
Net realized gains	(.18)	—	—	—	—	—
Total distributions	(.65)	(.68)	(.82)	(.72)	(.52)	(.52)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.86	$ 7.96	$ 12.49	$ 12.13	$ 11.31	$ 10.33
Total Return (%)[c]	20.59**	(32.41)	10.10	13.90	14.71	14.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	116	112	199	182	154	142
Ratio of expenses before expense reductions (%)	1.14*	1.12	1.19	1.40	1.43	1.61
Ratio of expenses after expense reductions (%)	1.05*	1.10	1.15	1.27	1.31	1.29
Ratio of net investment income (%)	8.61*	6.82	6.58	6.12	6.26	5.44
Portfolio turnover rate (%)	58**	99	173	224	283	236
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2009[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.97	$ 12.11
Income (loss) from investment operations: Net investment income[c]	.36	.56
Net realized and unrealized gain (loss)	1.19	(4.18)
Total from investment operations	1.55	(3.62)
Less distributions from: Net investment income	(.48)	(.52)
Net realized gains	(.18)	—
Total distributions	(.66)	(.52)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 8.86	$ 7.97
Total Return (%)	20.53**	(31.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	36
Ratio of expenses (%)	.92*	.96*
Ratio of net investment income (%)	8.74*	7.57*
Portfolio turnover rate (%)	58**	99
[a] For the six months ended April 30, 2009 (Unaudited).
[b] For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Emerging Markets Fixed Income Fund (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Loan Participations/Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $22,952,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized, or until October 31, 2009 ($12,344,000) and October 31, 2016 ($10,608,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default or purchased in default.

B. Purchases and Sales of Securities

During the six months ended April 30, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $90,417,222 and $114,139,170, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegated such responsibility to the Fund's subadvisor through November 30, 2008.

Prior to December 1, 2008, pursuant to a written contract with the Advisor, Aberdeen Asset Management Investment Services Limited ("AAMISL"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"), served as the subadvisor to the Fund. AAMISL was paid for its services by the Advisor from its fee as investment Advisor to the Fund. The Fund's board approved the termination of AAMISL as the Fund's subadvisor. Effective December 1, 2008, the Advisor assumed all day-to-day advisory responsibilities that were previously delegated to AAMISL.

Prior to December 1, 2008, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.665%
Next $500 million of such net assets	.650%
Next $1.0 billion of such net assets	.635%
Over $2.0 billion of such net assets	.620%

Effective December 1, 2008, under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate of 0.59% of the Fund's average daily net assets computed and accrued daily and payable monthly.

Accordingly, for the six months ended April 30, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.60% of the Fund's average daily net assets.

For the period from October 1, 2008, through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.30%
Class B	2.05%
Class C	2.05%
Class S	1.05%
Institutional Class	1.05%

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2009, the Administration Fee was $85,990, of which $14,211 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2009
Class A	$ 18,319	$ 13,188	$ 4,347
Class B	2,673	2,157	360
Class C	8,409	6,453	384
Class S	80,322	52,549	27,773
Institutional Class	71	—	49
	$ 109,794	$ 74,347	$ 32,913

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2009
Class B	$ 5,107	$ 808
Class C	22,200	3,355
	$ 27,307	$ 4,163

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2009	Annualized Effective Rate
Class A	$ 21,423	$ 4,967.24%
Class B	1,674	468.25%
Class C	7,277	2,407.25%
	$ 30,374	$ 7,842

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2009, aggregated $1,622.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2009, the CDSC for Class B and C shares aggregated $2,907 and $2,637, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,347, all of which was paid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions of income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of April 30, 2009, the DWS Alternative Asset Allocation Plus Fund held 18% of the total shares outstanding of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	165,402	$ 1,404,983	1,490,028	$ 17,411,355
Class B	3,729	30,348	47,393	564,290
Class C	29,710	245,385	195,500	2,336,808
Class S	545,959	4,573,429	3,729,397	44,289,056
Institutional Class	446,680	3,740,451	4,474,909*	53,139,117*
		$ 9,994,596		$ 117,740,626
Shares issued to shareholders in reinvestment of distributions
Class A	150,640	$ 1,187,697	152,357	$ 1,775,839
Class B	8,656	68,553	6,045	70,593
Class C	38,132	301,321	32,237	376,618
Class S	956,330	7,545,727	768,484	8,945,893
Institutional Class	351,563	2,772,017	142,414*	1,614,792*
		$ 11,875,315		$ 12,783,735
Shares redeemed
Class A	(618,734)	$ (5,067,709)	(2,714,585)	$ (30,269,539)
Class B	(39,792)	(330,915)	(67,862)	(769,327)
Class C	(221,731)	(1,821,232)	(489,699)	(5,519,489)
Class S	(2,430,235)	(19,907,171)	(6,440,538)	(73,619,291)
Institutional Class	(1,230,041)	(10,053,795)	(127,335)*	(1,291,382)*
		$ (37,180,822)		$ (111,469,028)
Redemption fees		$ 1,479		$ 6,973
Net increase (decrease)
Class A	(302,692)	$ (2,474,929)	(1,072,200)	$ (11,081,696)
Class B	(27,407)	(232,014)	(14,424)	(134,444)
Class C	(153,889)	(1,274,519)	(261,962)	(2,806,003)
Class S	(927,946)	(7,786,643)	(1,942,657)	(20,378,078)
Institutional Class	(431,798)	(3,541,327)	4,489,988*	53,462,527*
		$ (15,309,432)		$ 19,062,306
* For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZEAX	SZEBX	SZECX	SCEMX	SZEIX
CUSIP Number	233379 601	233379 700	233379 809	233379 874	233379 742
Fund Number	476	676	776	2076	1476

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        July 1, 2009